                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 13, 2002
                                                         ----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     1-4174                73-0569878
       --------                  ------------         -------------------
     (State or other             (Commission           (I.R.S. Employer
     jurisdiction of             File Number)         Identification No.)
     incorporation)



    One Williams Center, Tulsa, Oklahoma                  74172
    ------------------------------------                  -----
  (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.    Other Events.

                  On March 13, 2002, The Williams Companies, Inc. (NYSE:WMB) announced it has received early termination of the Hart-Scott-Rodino antitrust waiting period regarding the planned sale of its Kern River pipeline system to MidAmerican Energy Holdings Company. The sale is expected to close by March 31.

                  Additionally, Williams announced that it would file with the Securities & Exchange Commission pro forma financial information reflecting its Kern River business as a discontinued operation to supplement Williams' previously issued consolidated financial statements included in Williams' Annual Report on Form 10-K for the year ended December 31, 2001. The pro forma financial information was included in the news release.

Item 7.    Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated March 13, 2002, publicly announcing the matters reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WILLIAMS COMPANIES, INC.


Date: March 13, 2002                   /s/ William G. von Glahn
                              --------------------------------------------------
                                       Name:    William G. von Glahn
                                       Title:   Senior Vice President and
                                                General Counsel



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1              Copy of Williams' press release dated March 13, 2002, publicly announcing the matters reported herein.



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